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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in Registration Statements Nos. 333-2488 and 333-12422 of QLT Inc. on Form S-8 and No. 333-110306 of QLT
Inc. on Form S-3, of our report dated March 5, 2004, appearing in this Annual Report on Form 10-K of QLT Inc. for the year ended December 31, 2003.

/s/ DELOITTE & TOUCHE LLP

Vancouver, Canada
March 12, 2004